EME SUM -SUP-1 021114

Summary Prospectus Supplement dated February 11, 2014

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Emerging Markets Equity Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Manager	Title	Length of Service on the Fund
Ingrid Baker	Portfolio Manager	2011”

EME SUM SUP-1 021114